Strategic Update for Investors September 21, 2016

2 Strategic Update for Investors – September 21, 2016 Caution Regarding Forward-looking Statements This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, Kemper cautions readers not to place undue reliance on such statements. Kemper bases these statements on current expectations and the current economic environment as of the date of this presentation. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining the company’s actual future results and financial condition. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. Kemper advises the reader to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures are defined and reconciled to the most comparable GAAP financial measure at the end of this report. Data in this presentation is as of and for the period ending June 30, 2016 unless otherwise stated

3 Strategic Update for Investors – September 21, 2016 Strategy Outline • Current State • Resetting the Table – Strategic focus – Senior executive team – Our businesses • Our Path Forward • Progress Made in 2016 • The Case for Kemper

4 Strategic Update for Investors – September 21, 2016 Baseline: Year End 2015 • Unclear strategic framework & focus – Limited external focus – Constrained analytical curiosity • Financial underperformance – Low earnings & ROE – Declining revenue – Heavy expense base • Significant “deferred maintenance” – Aging IT infrastructure – Dated processes • Culture of complacency – Diffusion of accountability – Collaboration impeded 1 See Non-GAAP Financial Measures in Appendix 2 Source: SNL Financial Average Normalized Earnings from 2011-20151 Price to Book Value versus ROE-20152 G ro w th Legacy Non- Standard Auto Alliance United Preferred Home and Auto Life & Health Bubble sized with avg. of Earned Premium from 2011-2015 (AU last 12 months) Normalized Earnings -20% -10% 0% 10% 20% 30% 25 75 A vg. P rice t o B o o k V al u e - 2 0 1 5 ALL CINF HIG HMN KMPR MCY NGHC PGR SIGI STFC THG TRV 50% 150% 250% 0% 5% 10% 15% 20% 2015 Return on Equity

Current State

Tangible Strengths

Strong capital position
- More than $200MM of excess capital
- Steady capital creation from life businesses

Distinguished brand
- Recognized in market
- Positive impression yet undefined

Flexible regulatory foundation
- Broadly licensed (multiple products) in 50 states

Broad business portfolio
- Diversified product platforms
- Non-correlated risks
- Leverageable growth opportunities

Strong Investments function
- Outperform similarly sized peers

Proven senior executive team
- Broad experience
- Track record of results

Fixable Weaknesses

Poor execution

Limited strategic focus
- Overall and within specific businesses

Culture of complacency

Financial underperformance
- Declining revenues
- Heavy expense base

Weak technology infrastructure
- Aging platforms
- Dated and slow processes to update and maintain
- Lack of agility

Tremendous unrealized potential

KEMPER Strategic Update for Investors – September 21, 2016 5

Resetting the Table

7 Strategic Update for Investors – September 21, 2016 Strategic Focus • Focus on consumer-related businesses with niche opportunities that: – Target underserved markets – Have limited, weak or unfocused competition – Require unique expertise (underwriting, claim, distribution, other) • Build and leverage key core capabilities: – Nimble—ability to take advantage of opportunities quickly – Execution excellence – Disciplined underwriting and risk management – Business intelligence and analytics expertise – Efficient expense structure – Optimal technology utilization • Create value organically and through M&A • Produce high single-digit/low double-digit ROE and grow BVPS consistently Utilize scale and nimbleness as advantage

8 Strategic Update for Investors – September 21, 2016 Senior Executive Team Experienced leadership team with proven history of delivering results Joe Lacher President and Chief Executive Officer • 20+ years of insurance industry experience • Joined Kemper in 2015; Track record of turning around under- performing businesses to realize their full potential • Previous experience: Allstate, Travelers John Boschelli Chief Investment Officer • 25+ years of insurance industry experience; Rejoined Kemper in 1997 • Held various investment, finance and accounting positions Charles Brooks Chief Information Officer • 25+ years of IT and operations experience; Joined Kemper in 2016 • Previous experience: ACE Group, Travelers and Accenture Chip Dufala President, Property & Casualty • 20+ years of insurance industry experience; Joined Kemper in 2016 • Previous experience: Senior sales and operational roles at Erie Ins. Tom Evans Secretary & General Counsel • 30+ years of legal experience, majority in the insurance industry • Joined Kemper in 1992; served in various legal roles Mark Green President, Life & Health • 25+ years of insurance industry experience; Joined Kemper in 2016 • Previous experience: Allstate, AIX Group, Wells Fargo Ins., Chubb Jim McKinney Chief Financial Officer • 14+ years of finance experience; Joining Kemper in November • Previous experience: Banc of California, AerCap, RBS Citizens, KPMG Christine Mullins Chief Human Resources Officer • 25+ years of human resources experience; Joining Kemper in October • Previous experience: CEO.works, Zurich, Motorola

9 Strategic Update for Investors – September 21, 2016 Life & Health Our Results Market & consumer focus • Modest income consumers • Simple “final expense” type life product • Limited, diffused, smaller competition • Consistently profitable segment Keys to success • Efficient and consistent pricing, underwriting and claim functions • Strong and cost-conscious distribution Priorities • Finalize the replacement of policy administration system • Expand current distribution model; evaluate new distribution sources • Move beyond DMF issue Life Insurance Market & consumer focus • Indemnity medical supplemental products • Rural and dissatisfied ACA consumers • Limited larger or sophisticated players Keys to success • Being opportunistic and nimble when addressing market gaps • Efficient distribution of product Priorities • Evaluate new products to take advantage of market disruption • Higher-yielding distribution capabilities Health Insurance 1 See Non-GAAP Financial Measures in Appendix ² 2015 normalized for deferred premium adjustment 0 50 100 2011 2012 2013 2014 2015 1H16 Normalized Earnings¹ (10)% (5)% 0% 5% 2011 2012 2013 2014 2015 1H16 Growth Rate² ($MM)

10 Strategic Update for Investors – September 21, 2016 Property & Casualty Market & consumer focus • Regional independent agency player • Main Street consumer focus • Historically leveraged package product strength Keys to success • Product/pricing sophistication • Claims effectiveness • Ease of doing business Priorities • Finish program to replace policy administration and agency interface systems • Overhaul claim capabilities • Expand homeowners capability • Lead with homeowners strength; deliver auto at parity • Intensify business intelligence and analytics competency 1 Includes Preferred Personal Automobile, Homeowners and Other Personal Lines Insurance 2 See Non-GAAP Financial Measures in Appendix Preferred Personal Lines1 Our Results 80% 95% 110% 2011 2012 2013 2014 2015 1H16 Normalized Combined Ratio² (15)% (10)% (5)% 0% 2011 2012 2013 2014 2015 1H16 Written Premium Growth Rate

11 Strategic Update for Investors – September 21, 2016 75% 95% 115% 2011 2012 2013 2014 2015⁴ 1H16 Property & Casualty Market & consumer focus • Major competition is smaller/regional carriers; limited and often ineffective results from large carriers • Specialized expertise is essential Keys to success • Relentless nimble execution of fundamental pricing, underwriting and claim capabilities • Avoid linking preferred and non-standard processes • Enhanced sophistication of fundamentals Priorities • Refocused and dedicated claim, pricing and underwriting resources • Claim staffing and specialization • Alliance United profit restoration Non-standard Auto1 1 Also includes Commercial Automobile Insurance 2 Alliance United was acquired April 30, 2015 3 See Non-GAAP Financial Measures in Appendix 4 2015 Alliance United Combined Ratio for post acquisition period only (May-Dec 2015) Normalized Combined Ratio2,3 AU—pre acquisition AU—post acquisition Legacy Non-standard Auto Our Results 0% 30% 60% 2011 2012 2013 2014 2015 1H16 AU—Written Premium Growth Rate (10)% 0% 10% 2011 2012 2013 2014 2015 1H16 Legacy NSA—Written Premium Growth Rate

Investments

Goal

Balance risk and return to maximize investment portfolio's after-tax yield and total return

Approach to Investment Management

- Take advantage of multi-line businesses allowing for greater optimization and asset diversification
- Collaborate within the group and among our internal and external partners
- Combine top-down and bottom-up analyses with an emphasis on risk management
- Encourage proactive and innovative problem-solving
- Adapt quickly to the constantly evolving investment landscape
- Execute strategy opportunistically and efficiently using our size to our advantage

Track Record

Returns (yields & total return) have been strong relative to the industry while maintaining a similar risk profile


Investment Portfolio
($MM)
Other[1]
Alternative Inv.[2]
Equities[3]
Short-term
Non-Inv. Grade FM
Inv. Grade FM
441
532
295
365
542
4,542
2Q16
Total Investments: $6,717MM


Fixed Maturity Portfolio
($MM)
Other
US Gov't & Agencies
Muni's
Corporate Bonds & Notes
110
294
1,647
3,033
2Q16
Total Fixed Maturities: $5,084MM

[1] Includes $291MM of policyholder loans, $145MM of Real Estate and $5MM of other investments
[2] Includes $134MM of Fair Value Option Investments, $183MM of Equity Method Limited Liability Investments and $215MM of Other Equity Interests at Fair Value
[3] Excludes $215MM of Other Equity Interests at Fair Value

KEMPER Strategic Update for Investors – September 21, 2016 12

13 Strategic Update for Investors – September 21, 2016 Path Forward to Unlock Embedded Value W or k / E ff or t • Assemble top quality leadership team • Resolve DMF/UCP issue • Refocus & strengthen Non-standard Auto competency • Restore Alliance United profitability Broader • Reinvigorate culture • Focus on relentlessly delivering execution excellence • Expand and fully leverage business intelligence & analytics capabilities Phase 1—Key Elements: Grow Build & Leverage, Rebuild Phase 1 Phase 2 Phase 3 Incubate • Redesign P&C claim service delivery model • Complete IT re-platforming in P&C and Life • Reset expense base & ongoing expense management Specific

14 Strategic Update for Investors – September 21, 2016 Life Insurance Claims—DMF/Unclaimed Property Issue • Some insurers used Social Security Death Master File (DMF) to halt annuities but failed to see if person also had life policy—had notice of death but did not pay claim • Kemper was not one of those companies • Officials imposed penalties and reforms on the offending companies • Consensus among states on proper DMF use for non-offending companies never materialized • Social Security Administration admits DMF is flawed—urges data verification • Some officials took simplistic approaches to a complex issue in new laws and regulations Background • Kemper voluntarily implementing a process to use DMF and other databases to identify and investigate instances where beneficiary may have failed to file claim • Good customer service suggests reasonable use of DMF even if solid legal arguments support other viewpoint • Process will result in estimated after-tax charge of $50 million in 3Q16 Kemper’s Go-Forward Approach

15 Strategic Update for Investors – September 21, 2016 Restore Alliance United Profitability Corrective actions visible—several pricing cycles to complete Increase rates • Millennium program 6.9% effective 4/1/16 • Gold program 6.9% effective 10/1/16 • Additional Millennium 6.9% filing pending CA DOI approval • Additional Gold 6.9% filing to be submitted in next 30 days Tighter underwriting • Mileage band tightening • Targeted agency management restrictions • Focused restrictions around other variables Manage growth Enhance claim capabilities • Staffing approaching targeted levels • Manage growth in pending claims; inventory reduction beginning 4Q16 Our Results AU Claims Pending & Staffing AU New Business Production Ne w Bu si n ess P o lic ie s (1 0 0 0 s) 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16E 4Q16E Pending Features FTEs Estimated Staffing Need - 20 40 60 80 100 120 300 350 400 450 500 550 600 650 700 20 25 30 35 40 45 50 55 60 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16E 4Q16E FT Es Pe n d in g F e at u re s (1000 s)

16 Strategic Update for Investors – September 21, 2016 P&C Claims Effectiveness Re-building service delivery model with strong focus on key metrics and initiatives: • Reducing claims cycle time • More fully leveraging Guidewire Claim Center capabilities for more efficient processes and better analytic data • Improving workflows to enhance customer experience and better leverage internal staff • Further dedicating staff with specialized skills; modernize claims handling practices • Improving span of control • Optimizing use of direct repair shops, independent adjusters and internal claims handlers Expected savings of $85 million Primary ways to lower loss & LAE costs: 1. Improve expense efficiency 2. Modernizing processes – reduce “leakage” and improving customer service Loss Adjustment Expense Loss & LA E 1 2 Today Impact of Improving Claim Effectiveness

Property & Casualty—Key Technology Investments

- Multi-year effort to upgrade key components of core legacy systems
- Enterprise claims system upgrade completed—in process of being fully leveraged
- Finished 2 of 4 development phases of new Preferred platform
- Initial phase of new Non-standard Auto platform under development
- Remaining components of core systems architecture are currently adequate
- New platforms will:
  - Enable more sophisticated products
  - Reduce operational costs
  - Be scalable for organic/inorganic growth

P&C Technology Framework



Agency Front End
Policyholder Experience
Policy Administration
Rating
Billing
Claims
Sales CRM
Data Warehouse
Scope of current project
Complete
Guidewire
Enhancing current
AgencyPort

KEMPER
Strategic Update for Investors – September 21, 2016
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18 Strategic Update for Investors – September 21, 2016 Expense Management Goal: Reduce expenses $50MM - $65MM by YE18 Competitively priced products require further expense discipline Expenses1 Initiatives: • Increase utilization of shared services & outsourcing • Increase automation and consolidate activities • Improved vendor management • Increased span of control 2016-2017 Actions Realization of Net Expense Savings $20MM Actions already taken $20MM - $25MM Savings to be realized by YE17 $10MM - $20MM Savings to be realized by YE18 $50MM - $65MM Savings 1 Includes General Expenses and Interest and Other 420 405 50 355 505 490 50 440 350 300 235-250 50-65 0 200 400 2015 1H16 Annualized Initiatives Pro Forma Expenses Savings($MM)

19 Strategic Update for Investors – September 21, 2016 Capital Deployment Priorities 1. Fund profitable organic growth—improve margins in all lines 2. Strategic acquisitions: • Bolt-on Non-standard Auto and Preferred opportunities • Leverage scale in Life operations • Other niche specialized businesses 3. Return capital to shareholders: • Maintain competitive dividends • Repurchase shares

20 Strategic Update for Investors – September 21, 2016 Significant Progress Made During 2016 • Senior leadership team established • Life & Health – DMF/UCP resolution defined and being executed – IT system upgrade reset and on track • Preferred Personal Lines – New business production and retention stabilized – IT system re-platforming on track • Redesign of P&C Claim service delivery model initiated • Alliance United – 1st round of rate increases implemented; 2nd round in process – Claim staffing approaching target level – Claim pending file growth slowed; reductions beginning in 4Q16 – New business growth tempered • Expense base reset underway; actions to-date improve FY17 run rate by $20 million pre-tax

21 Strategic Update for Investors – September 21, 2016 The Case for Kemper • Superior platform to leverage – Distinguished brand – Strong capital position – Diversified business portfolio – Strong investment function – Proven executive team • Fixable weaknesses—significant actions underway – Issues largely self-inflicted/deferred maintenance • Rehabilitating critical areas for long-term success • Positioning for organic and inorganic growth across a range of niche businesses Return on Equity1 5.0 9.0 Current state2 Reduced loss & LAE costs Reduced expenses Pro forma ROE 2019 3.5% 2.5% 1.5- 2.0% 7.5- 8.0% 4+ points of ROE improvement with near term execution focus 1 Assumes a consistent interest rate environment 2 Based on annualization of normalized earnings for 1H16

22 Strategic Update for Investors – September 21, 2016

Appendix

Non-GAAP Financial Measures

Normalized Earnings is an after-tax, non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Segment or Product Line Net Operating Income. For the company's Life & Health business, Normalized Earnings is calculated by 1) normalizing catastrophe losses and LAE by removing the GAAP-reported amounts (including development) and including the Company's planned load for catastrophe losses and LAE, 2) excluding investment income in 2014 from one company that had sold substantially all of its operations and 3) excluding an adjustment recorded in 2015 to correct deferred premium reserves on certain limited pay life insurance policies. For the company's Preferred Personal Lines and Legacy Non-standard Auto businesses, Normalized Earnings is computed by normalizing catastrophe losses and LAE by removing the GAAP-reported amounts (including development) and including the Company's planned load for catastrophe losses and LAE. No adjustments were necessary to compute Normalized Earnings for the Alliance United business. The Preferred Personal Lines business consists of Preferred Personal Automobile Insurance, Homeowners Insurance and Other Personal Insurance product lines. The Legacy Non-standard Auto business consists of Non-standard Personal Automobile Insurance, excluding Alliance United, and Commercial Automobile Insurance product lines.

	Year Ended December 31,					Six Months Ended
(Dollars in Millions)	2011	2012	2013	2014	2015	1H 2016
Life & Health						
Net Operating Income	$ 98.9	$ 90.8	$ 89.3	$ 91.8	$ 71.7	$ 36.7
Adjustments, After-tax:						
Normalize Catastrophe Losses and LAE:						
Remove: Catastrophe Losses and LAE Including Development, as Reported	4.9	4.0	1.0	2.0	2.5	2.1
Add: Catastrophe Losses and LAE at Planned Load	(3.6)	(2.7)	(2.3)	(1.8)	(1.8)	(0.1)
Remove: Special Dividend From One Investment	-	-	-	(13.9)	-	-
Remove: Deferred Premium Reserve Adjustment	-	-	-	-	4.9	-
Total Adjustments, After-tax	1.3	1.3	(1.3)	(13.7)	5.6	2.0
Normalized Earnings	$ 100.2	$ 92.1	$ 88.0	$ 78.1	$ 77.3	$ 38.7

KEMPER Strategic Update for Investors – September 21, 2016 24

25 Strategic Update for Investors – September 21, 2016 Non-GAAP Financial Measures Normalized Earnings (continued) Six Months Ended (Dollars in Millions) 2011 2012 2013 2014 2015 1H 2016 Preferred Personal Lines Net Operating Income (Loss) (45.1)$ (12.1)$ 90.4$ 57.3$ 55.2$ (6.2)$ Adjustments, After-Tax: Normalize Catastrophe Losses and LAE: Remove: Catastrophe Losses and LAE Including Development, as Reported 94.8 69.7 20.1 50.1 34.3 45.3 Add: Catastrophe Losses and LAE at Planned Load (33.9) (35.9) (43.0) (40.3) (35.0) (15.1) Total Adjustments, After-tax 60.9 33.8 (22.9) 9.8 (0.7) 30.2 Normalized Earnings 15.8$ 21.7$ 67.5$ 67.1$ 54.5$ 24.0$ Legacy Non-standard Auto Net Operating Income (Loss) 19.8$ 1.2$ 10.4$ 3.1$ (9.1)$ 4.6$ Adjustments, After-Tax: Normalize Catastrophe Losses and LAE: Remove: Catastrophe Losses and LAE Including Development, as Reported 2.5 3.2 2.4 2.4 2.5 2.9 Add: Catastrophe Losses and LAE at Planned Load (1.8) (1.8) (2.4) (2.1) (2.1) (1.5) Total Adjustments, After-tax 0.7 1.4 - 0.3 0.4 1.4 Normalized Earnings 20.5$ 2.6$ 10.4$ 3.4$ (8.7)$ 6.0$ Year Ended December 31,

Non-GAAP Financial Measures

Normalized Combined Ratio is a non-GAAP financial measure that is most directly comparable to the GAAP financial measure of the Combined Ratio. The Combined Ratio is computed by dividing the sum of total incurred losses and LAE and insurance expenses by earned premiums. The Normalized Combined Ratio is computed by normalizing incurred losses and LAE by removing the GAAP-reported amounts for catastrophe losses and LAE (including development) and including the Company's planned load for catastrophe losses and LAE. No adjustments were necessary to compute the Normalized Combined Ratio for the Alliance United business.

	Year Ended December 31,					Six Months Ended
	2011	2012	2013	2014	2015	1H 2016
Preferred Personal Lines						
Combined Ratio, GAAP-basis	114.3%	108.8%	94.2%	97.5%	96.9%	109.0%
Remove: Impact on Ratio from Catastrophe Losses and LAE Including Development, as Reported	(13.5%)	(10.2%)	(3.1%)	(8.6%)	(6.7%)	(18.9%)
Add: Impact on Ratio from Catastrophe Losses and LAE at Planned Load Ratio	4.8%	5.3%	6.6%	7.0%	6.9%	6.3%
Normalized Combined Ratio	105.6%	103.8%	97.7%	95.8%	97.0%	96.4%
Legacy Non-standard Auto						
Combined Ratio, GAAP-basis	99.8%	105.3%	102.5%	103.8%	109.4%	100.8%
Remove: Impact on Ratio from Catastrophe Losses and LAE Including Development, as Reported	(0.9%)	(1.2%)	(0.9%)	(1.0%)	(1.1%)	(2.5%)
Add: Impact on Ratio from Catastrophe Losses and LAE at Planned Load Ratio	0.6%	0.6%	0.9%	0.9%	0.9%	1.3%
Normalized Combined Ratio	99.5%	104.7%	102.5%	103.7%	109.3%	99.6%

KEMPER Strategic Update for Investors – September 21, 2016 26